[GRAPHIC]  FUTURITY VARIABLE UNIVERSAL LIFE
           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
           P.O. BOX 81312
           1 SUN LIFE EXECUTIVE PARK
           WELLESLEY HILLS, MA 02481          1-800-700-6554


                        FUTURITY VARIABLE UNIVERSAL LIFE
                              INSURANCE APPLICATION


INSTRUCTIONS TO AGENT

     -  Use black ink, it copies better.

     -  Print legibly.

     -  Record all answers as given by the Proposed Insured(s).

     -  Complete the Pre-Authorized Check Plan, if applicable.

     -  Complete the Temporary Life Insurance Agreement, if applicable.

     - Make sure all checks are made payable to Sun Life Assurance Company of Canada (U.S.).

     -  Obtain all necessary signatures.


INSTRUCTIONS FOR TEMPORARY LIFE INSURANCE AGREEMENT

     -  Temporary Life Insurance Agreement is valid for 90 days.

     - All questions on the Temporary Life Insurance Agreement must be answered, and the Insured(s) and owner(s) signatures obtained on the appropriate lines.

     - The Application must be bound with an amount equal to the initial premium specified in the illustration.

     - The date on the check, Temporary Life Insurance Agreement, and initial Application must all be the same. Otherwise, the money will be refunded.

     -  The initial Application must have a designated owner and beneficiary.

     - Do not take money if the face amount exceeds $2,000,000 on a single life application, $4,000,000 on a joint and last survivor application, or if any of the questions on the Temporary Life Insurance Agreement are answered "Yes."

     - If money is taken on Applications exceeding $2,000,000 on a single life application, $4,000,000 on a joint and last survivor application, or any "Yes" answer(s) are given on the Temporary Life Insurance Agreement, all monies paid will be refunded immediately to the contract owner.


INSTRUCTIONS FOR PRE-AUTHORIZED CHECKING

Complete Pre-Authorized Checking form.

     -  Obtain necessary signature(s).

     -  Elect a draft day of the 1st, 10th, or 20th day of the month.

     - Collect initial premium, shown on page two of the illustration, along with void check from account to be drafted.

     -  If backdating, collect premium for each backdated month.

                        PRIVACY INFORMATION NOTIFICATION


Sun Life Assurance Company of Canada (U.S.) ["Sun Life (U.S.)"] provides insurance, annuities and other financial services to our customers, and as part of these services, we are entrusted with confidential information. Sun Life (U.S.) takes this responsibility seriously and all of our employees and our authorized representatives recognize the importance of maintaining confidentiality. Sun Life (U.S.) gathers information about you to determine fair and reasonable charges for your insurance. Once you are a policyholder, we will need information about you to provide a variety of services, to reinstate a policy or to evaluate requests for changes in coverage.

CONFIDENTIALITY
Life insurance companies are among the largest gatherers of information about individuals. Sun Life (U.S.) has long been aware of the importance of guarding the confidentiality of such information and we have internal standards and controls governing its use. All employees must follow the procedures outlined in our Code of Business Conduct and Business Conduct Guide. Other than as required or permitted by law, the information gathered will not be released to anyone without your authorization or consent.

AUTHORIZATION FOR INFORMATION
Your signed authorization will allow Sun Life (U.S.), or authorized representatives of Sun Life (U.S.) to gather information from physicians, health care providers, hospitals, medically related facilities, specialized clinics dealing in substance abuse and treatment, mental health facilities, the Medical Information Bureau, other insurance companies to which you have applied, consumer reporting agencies, or public records such as a motor vehicle record. Your signed authorization also allows Sun Life (U.S.) to share this information with the Medical Information Bureau, reinsurers used by Sun Life (U.S.) and other insurance companies to which you have applied for coverage.

THE UNDERWRITING PROCESS
Underwriting is a process by which an insurance company determines fair and reasonable charges for the risk we are asked to consider. Underwriting may start with the submission of a formal or informal Application which contains medical information needed to evaluate the risks. The information obtained as part of this process may consist of a medical examination, blood and urine tests, special tests, medical records from health care providers or hospitals, motor vehicle reports or investigative consumer reports. Using this information the underwriters will further evaluate the risk based on other factors, such as tobacco use, driving record or hazardous activities.

After the evaluation process is completed, charges and the terms of the contract may be altered or the underwriter may find the risk to be unacceptable altogether. The majority of contracts are issued as applied for. If we increase your charges or do not accept the risk, you will be notified. You have the right to request in writing the reason for this action within 30 days of our decision. Due to the confidential nature of the decision, a written authorization and request to our medical director will be required. We will promptly forward the requested information. Our policy is to respond through your attending physician, as they are familiar with your medical history and would be better equipped to answer any questions you may have concerning the medical findings leading to our decision. In those states that require the release of information directly to you we will do so upon receipt of your written request. In those states that prohibit the release of sensitive information directly to the prospective Insured we will do so through a named physician or health department.

PLEASE DIRECT THIS TYPE OF REQUEST TO:    SUN LIFE ASSURANCE COMPANY OF CANADA
                                           (U.S.)
                                          ATTN. MEDICAL DIRECTOR, SUN CODE 1294
                                          ONE SUN LIFE EXECUTIVE PARK
                                          WELLESLEY HILLS, MA  02481



TO BE LEFT WITH PROSPECTIVE INSURED(S)

LABORATORY TESTING
To assist in determining your eligibility for insurance, Sun Life (U.S.) will request some lab testing to be completed. This could include an analysis of blood, urine and/or saliva obtained as part of your insurance exam. The testing is done by a licensed laboratory and the results will be sent directly to Sun Life (U.S.)

The blood testing may include tests for HIV antibody, diabetes, kidney and liver functions, hepatitis, and cholesterol, as well as other tests. Urine testing will include tests for diabetes, kidney function, prescription medications, drugs of abuse and nicotine/cotinine tests. As with the rest of your medical information all test results are treated confidentially and shared only with your authorization and consent, except as required by law. Some states require the reporting of positive test for HIV and for hepatitis to the state department of health.

INFORMATION EXCHANGE
With your signed authorization Sun Life (U.S.) and its reinsurers may make a brief report on the information received in some Applications to the Medical Information Bureau ("MIB, Inc.") The MIB, Inc. is a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another insurance member company to which you have applied for life or health insurance coverage, or to which a claim has been submitted, and to whom you have given a signed authorization, The MIB, Inc. will supply such a company with whatever information it may have in its files, which may include information provided by Sun Life (U.S.)

Upon receipt of a request from you, the MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of any information in your file, you may contact the MIB, Inc. and seek a correction in accordance with the procedures set forth in the Fair Credit Reporting Act. The address of the MIB, Inc. information office is:

                              MEDICAL INFORMATION BUREAU, INC.
                              P.O. BOX 105
                              ESSEX STATION, BOSTON, MA 02112
                              TEL # (617) 426-3660

FEDERAL FAIR CREDIT REPORTING ACT
As part of our underwriting , an investigative consumer report may be requested. This report obtained through an independent reporting service may include information concerning your character, general reputation, personal characteristics and mode of living. This information is obtained through personal interviews with you, your friends, neighbors and associates. If a report is requested in connection with your Application, you have the right to make a written request as to the nature and scope of the report under the Fair Credit Reporting Act. If information from a consumer report is used in our underwriting decision, you will be notified of the source of this information. If you choose to obtain the information, you have 60 days from notification to request the information. Your written request should be directed to:

                              SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                              ATTN: UNDERWRITING DEPT. SUN CODE 1215
                              ONE SUN LIFE EXECUTIVE PARK
                              WELLESLEY HILLS, MA 02481

MISREPRESENTATION OF FACTS
Any person who knowingly and with intent to defraud any insurance company, files an Application for insurance or submits a change to a current policy or files a claim, containing any materially false information or conceals any material information may be guilty of a fraudulent act, which is a crime, and subject to criminal and civil penalties.


TO BE LEFT WITH PROSPECTIVE INSURED(S)

[GRAPHIC]  FUTURITY VARIABLE UNIVERSAL LIFE
           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
           P.O. BOX 81312
           1 SUN LIFE EXECUTIVE PARK
           WELLESLEY HILLS, MA 02481          1-800-700-6554

          PART ONE OF APPLICATION FOR VARIABLE UNIVERSAL LIFE INSURANCE

-----------------------------------------------------------------------------------------------------------------
A.  PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------

  NAME
       ----------------------------------------------------------------------------------------------------------

  ADDRESS
         --------------------------------------------------------------------------------------------------------

  CITY                                                STATE                                 ZIP
       --------------------------------------------         ---------------------------         -----------------

  SOCIAL SECURITY NUMBER         -        -           OR TAX IDENTIFICATION NUMBER
                         -------- -------- --------                                ------------------------------

  DRIVER'S LICENSE NUMBER                             DRIVER'S LICENSE STATE OF ISSUE
                          -------------------------                                   ---------------------------

  DATE OF BIRTH            /           /              PLACE OF BIRTH
                ----------- ----------- -----------                  --------------------------------------------

  TELEPHONE #                                         SEX             / / Male      / / Female
              -------------------------------------

  PERMANENT U.S. RESIDENT?     / / Yes      / / No

  U.S. CITIZEN?                / / Yes      / / No

  OCCUPATION                                          EMPLOYER
             --------------------------------------            --------------------------------------------------

  EMPLOYER'S ADDRESS
                     -----------------------------------------------------------

  CITY                                                STATE                                 ZIP
       --------------------------------------------         ---------------------------         -----------------

-----------------------------------------------------------------------------------------------------------------
A.  SECOND PROPOSED INSURED
    (COMPLETE ONLY FOR FUTURITY LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE)
-----------------------------------------------------------------------------------------------------------------

  NAME
       ----------------------------------------------------------------------------------------------------------

  ADDRESS
          -------------------------------------------------------------------------------------------------------

  CITY                                                STATE                                 ZIP
       --------------------------------------------         ---------------------------         -----------------

  SOCIAL SECURITY NUMBER         -        -           OR TAX IDENTIFICATION NUMBER
                         -------- -------- --------                                ------------------------------

  DRIVER'S LICENSE NUMBER                             DRIVER'S LICENSE STATE OF ISSUE
                          -------------------------                                   ---------------------------

  DATE OF BIRTH            /           /              PLACE OF BIRTH           /          /
                ----------- ----------- -----------                  ---------- ---------- -----------

  TELEPHONE #                                         SEX             / / Male      / / Female
              -------------------------------------

  PERMANENT U.S. RESIDENT?     / / Yes      / / No

  U.S. CITIZEN?                / / Yes      / / No


------------------------------------------------------   ----------------------------------------------------
B.  OWNER INFORMATION                                    C.  CONTINGENT OWNER INFORMATION
------------------------------------------------------   ----------------------------------------------------

  NAME                                                   NAME
       -----------------------------------------------        -----------------------------------------------

  ADDRESS                                                ADDRESS
          --------------------------------------------           --------------------------------------------

  CITY                                                   CITY
       -----------------------------------------------        -----------------------------------------------

  STATE                      ZIP                         STATE                      ZIP
        -------------------      ---------------------         -------------------      ---------------------

  SOCIAL SECURITY                                        RELATIONSHIP TO INSURED(S)
                  ------------------------------------                              -------------------------

  DATE OF BIRTH             /            /               SOCIAL SECURITY OR TAX IDENTIFICATION NO.
                ------------ ------------ ------------                                             ----------

  PERMANENT U.S. RESIDENT?       / / YES     / / NO      DATE OF BIRTH             /            /
                                                                       ------------ ------------ ------------

  U.S. CITIZEN?                  / / YES     / / NO      PERMANENT U.S. RESIDENT?        / / YES     / / NO

  RELATIONSHIP TO INSURED(S)                             U.S. CITIZEN?                   / / YES     / / NO
                             -------------------------

  TRUST DATE             /             /
             ------------ ------------- --------------

  STATE TRUST ESTABLISHED IN
                             -------------------------

  TAX IDENTIFICATION NO.
                         -----------------------------

-------------------------------------------------------------------------------------------------------------
D.  BENEFICIARY INFORMATION
-------------------------------------------------------------------------------------------------------------

                                        NAME           RELATIONSHIP TO INSURED(S)   SOCIAL SECURITY NUMBER

/ / PRIMARY                                          /                          /
                               ---------------------- -------------------------- ----------------------------

/ / PRIMARY   / / CONTINGENT                         /                          /
                               ---------------------- -------------------------- ----------------------------

/ / PRIMARY   / / CONTINGENT                         /                          /
                               ---------------------- -------------------------- ----------------------------

Unless otherwise specified, the proceeds will be divided equally among all primary Beneficiaries who survive the Insured(s). If no primary Beneficiary survives the Insured(s), then the proceeds will be divided equally among all contingent Beneficiaries. If no Beneficiary (primary or contingent) is living, then the proceeds for a single life policy will be paid to the Insured's estate, or in the case of a joint life policy, the estate of the last Insured to die.

-------------------------------------------------------------------------------------------------------------
E.  PLAN, AMOUNT, DEATH BENEFIT OPTION
-------------------------------------------------------------------------------------------------------------


/ /   FUTURITY FLEXIBLE PREMIUM     / /   FUTURITY LAST SURVIVOR        / /   OTHER
      VARIABLE UNIVERSAL LIFE             FLEXIBLE PREMIUM VARIABLE                 -----------------------
      INSURANCE (SINGLE LIFE)             UNIVERSAL LIFE INSURANCE            -----------------------------
                                                                              -----------------------------


SPECIFIED FACE AMOUNT (EXCLUDING SUPPLEMENTAL BENEFITS)      $
                                                               ----------------------------

/ / DEATH BENEFIT OPTION A (specified face amount)           / / DEATH BENEFIT OPTION B (specified face
                                                                 amount plus account value)



---------------------------------------------------------------------------------------------------------------------------------
F.  SUPPLEMENTAL BENEFITS
---------------------------------------------------------------------------------------------------------------------------------

/ /   FUTURITY FLEXIBLE PREMIUM VARIABLE       / /   FUTURITY LAST SURVIVOR FLEXIBLE    / /   OTHER
      UNIVERSAL LIFE INSURANCE (SINGLE LIFE)         PREMIUM VARIABLE UNIVERSAL LIFE                -------------------------
  / / Payment of Stipulated Amount                   INSURANCE                                      -------------------------
      Rider $_______________                     / / Estate Preservation Rider                      -------------------------
      / / to age 65   / / to age 70              / / Maturity Extension Rider                       -------------------------
                                                 / / Other                                          -------------------------
/ /   Accidental Death Benefit Rider                                                                -------------------------
      Face Amount $ _____________
/ /   Waiver of Monthly Deductions Rider
/ /   Other _________________________

---------------------------------------------------------------------------------------------------------------------------------
G.  PREMIUM PAYMENT PLAN
---------------------------------------------------------------------------------------------------------------------------------

PLANNED PERIODIC PREMIUM AMOUNT  $____________________________________(SUBJECT TO SUN LIFE (U.S.) LIMITATIONS)

FREQUENCY:       / / Monthly *          / / Quarterly           / / Semi-Annually           / / Annually

* / / Pre-Authorized Checking Plan Form must be completed.

---------------------------------------------------------------------------------------------------------------------------------
H.  ADVANCED PAYMENT
---------------------------------------------------------------------------------------------------------------------------------

/ / Amount paid with Application $_________________________(REFER TO TEMPORARY LIFE INSURANCE AGREEMENT)

---------------------------------------------------------------------------------------------------------------------------------
I.  CORRECTIONS OR AMENDMENTS (for Home Office use only)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
J.  OTHER INSURANCE
---------------------------------------------------------------------------------------------------------------------------------

Is there insurance in force and/or pending on the Proposed Insured(s) with any company including Sun Life (U.S.) and its affiliates?

/ / Yes         / / No

IF YES, COMPLETE THE FOLLOWING INFORMATION:

            COMPANY                BUSINESS OR PERSONAL              ISSUE YEAR OR PENDING                TOTAL AMOUNT

PROPOSED INSURED:
                            /                               /                                  /
---------------------------- ------------------------------- ---------------------------------- ------------------------------

                            /                               /                                  /
---------------------------- ------------------------------- ---------------------------------- ------------------------------


2ND PROPOSED INSURED:
                            /                               /                                  /
---------------------------- ------------------------------- ---------------------------------- ------------------------------

                            /                               /                                  /
---------------------------- ------------------------------- ---------------------------------- ------------------------------

Has an Application for insurance on the Proposed Insured(s) life(lives) been declined or offered on a basis other than applied for?

/ / Yes   / / No    IF YES, PROVIDE DETAILS:
                                             ---------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
K.  REPLACEMENT INFORMATION
---------------------------------------------------------------------------------------------------------------------------------

Will any existing life insurance or annuity with this or any other insurance company be replaced, changed or used as a source of
premium payment for the insurance applied for? IF YES, PROVIDE DETAILS AND NECESSARY FORMS.   / / Yes    / / No

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

If a replacement is involved, is it intended as an IRC Section 1035 exchange?                 / / Yes    / / No

---------------------------------------------------------------------------------------------------------------------------------
L.  LIFESTYLE INFORMATION ON PROPOSED INSURED(S)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                    PROPOSED INSURED        2ND PROPOSED INSURED
  1.  Have you, the Proposed Insured, used tobacco (cigarettes, cigars, chewing tobacco, etc.) or nicotine-containing products (nicorette gum, nicotine patch, etc.) within the past 12 months?
      IF YES, PROVIDE DETAILS:___________________________________                    / / Yes  / / No           / / Yes  / / No

  2.  Have you, the Proposed Insured, previously used tobacco or nicotine products but have since stopped?
      IF YES, PROVIDE DETAILS:___________________________________                    / / Yes  / / No           / / Yes  / / No

  3.  Do you, the Proposed Insured, plan to travel or reside outside of the
      U.S. in the next two years?
      IF YES, PROVIDE DETAILS:____________________________________                   / / Yes  / / No           / / Yes  / / No

  4.  Have you, the Proposed Insured, within the past two years flown as a pilot or co-pilot in any type of aircraft?
      IF YES, AN AVIATION QUESTIONNAIRE IS REQUIRED ON THE PROPOSED INSURED.         / / Yes  / / No           / / Yes  / / No

  5.  Have you, the Proposed Insured, within the past two years participated in scuba diving, parachuting, hang gliding, motorized racing or any other hazardous sport?
      IF YES, ADDITIONAL INFORMATION MAY BE REQUIRED.                                / / Yes  / / No           / / Yes  / / No

  6.  Have you, the Proposed Insured, in the last three years while operating a motor vehicle, boat or aircraft;
      a.  been charged with any moving violations?                                   / / Yes  / / No           / / Yes  / / No
      b.  had an operator's license restricted, suspended or revoked?                / / Yes  / / No           / / Yes  / / No
      c.  been charged with operating under the influence of alcohol and/or
          drugs?                                                                     / / Yes  / / No           / / Yes  / / No
     IF YES, PROVIDE DETAILS:___________________________________

---------------------------------------------------------------------------------------------------------------------------------
M.  FAMILY HISTORY OF PROPOSED INSURED(S)
---------------------------------------------------------------------------------------------------------------------------------


1. Family History of the Proposed Insured(s)

                     AGE IF LIVING                      AGE OF DEATH            STATE OF HEALTH OR CAUSE OF DEATH

             PROPOSED        2ND PROPOSED      PROPOSED        2ND PROPOSED      PROPOSED        2ND PROPOSED
             INSURED         INSURED           INSURED         INSURED           INSURED         INSURED
FATHER
             --------------  --------------    --------------  --------------    --------------  --------------
MOTHER
             --------------  --------------    --------------  --------------    --------------  --------------
BROTHER(S)
             --------------  --------------    --------------  --------------    --------------  --------------
SISTER(S)
             --------------  --------------    --------------  --------------    --------------  --------------


2.  Has any parent, brother or sister of the Proposed Insured(s) had diabetes, heart disease or high
    blood pressure?                                                                      / / Yes      / / No
    IF YES, PROVIDE DETAILS:_______________________________________________________


---------------------------------------------------------------------------------------------------------------------------------
N.  HEATH INFORMATION - Complete for non-medical application of Proposed Insured(s)
---------------------------------------------------------------------------------------------------------------------------------

1.  Proposed Insured's height:                            Proposed Insured's weight:
                              ---------------------                                 -------------------

    2nd Proposed Insured's height:                        2nd Proposed Insured's weight:
                                  --------------------                                  --------------------

2.  Name and address of primary physician or health care provider of the Proposed Insured(s):

    PROPOSED INSURED                                               2ND PROPOSED INSURED

    Primary Health Care Provider    Medical Specialist seen        Primary Health Care Provider    Medical Specialist seen

    ----------------------------    ----------------------------   ----------------------------    ----------------------------

    ----------------------------    ----------------------------   ----------------------------    ----------------------------

    ----------------------------    ----------------------------   ----------------------------    ----------------------------

    Date last seen:                                               Date last seen:
                    -------------------------------------------                   --------------------------------------------

    Reason for visit:                                                  Reason for visit:
                      -----------------------------------------                          -------------------------------------

For all yes responses to questions 3-8c give diagnosis, dates, duration, names and addresses of attending physicians and medical facilities in the space provided at the end of this section.


                                                                                              PROPOSED               2ND PROPOSED
                                                                                              INSURED                   INSURED
3.  Have you, the Proposed Insured, had a change of weight of more than
    10 pounds within the past? 12 months?                                                 / / Yes  / / No           / / Yes  / / No

4.  Are you, the Proposed Insured, being treated by diet, drugs or other means?           / / Yes  / / No           / / Yes  / / No

5.  Have you, the Proposed Insured, EVER been diagnosed with or been treated by a physician for:
    a. high blood pressure, chest discomfort, stroke, circulatory or heart disorder?      / / Yes  / / No           / / Yes  / / No
    b. diabetes, sugar in the urine, thyroid, or other glandular (endocrine) disorder?    / / Yes  / / No           / / Yes  / / No
    c. kidney, bladder, urinary, reproductive organ or prostate disorder?                 / / Yes  / / No           / / Yes  / / No
    d. protein (albumin), blood or pus in the urine, sexually transmitted disease or
       venereal disease?                                                                  / / Yes  / / No           / / Yes  / / No
    e. cancer, tumor, polyp, or disorder of the skin or breast?                           / / Yes  / / No           / / Yes  / / No
    f. asthma, pneumonia, emphysema, or any other respiratory or lung disorder?           / / Yes  / / No           / / Yes  / / No
    g. seizure, convulsion, fainting, loss of consciousness, tremor, paralysis or
       other disorder of the nervous system?                                              / / Yes  / / No           / / Yes  / / No
    h. anxiety, depression, stress, or any other psychological or emotional
       condition or disorder?                                                             / / Yes  / / No           / / Yes  / / No
    i. colitis, hepatitis, ulcers, or other disorders of the stomach, liver or
       digestive system?                                                                  / / Yes  / / No           / / Yes  / / No
    j. arthritis, gout, back or joint pain, bone fracture, or muscle disorder?            / / Yes  / / No           / / Yes  / / No
    k. anemia, bleeding, or blood disorder?                                               / / Yes  / / No           / / Yes  / / No
    l. acquired Immune Deficiency Syndrome (AIDS) or AIDS-related complex?                / / Yes  / / No           / / Yes  / / No
    m. a positive blood test for antibodies to the AIDS (Human Immunodeficiency
       Virus) virus?                                                                      / / Yes  / / No           / / Yes  / / No

6.  Have you, the Proposed Insured:
    a. regularly used amphetamines, marijuana, cocaine, hallucinogens, heroin or
       other drugs except as prescribed by a physician?                                   / / Yes  / / No           / / Yes  / / No
    b. been treated or counseled for alcoholism or drug abuse?                            / / Yes  / / No           / / Yes  / / No
    c. been advised to reduce consumption of alcohol?                                     / / Yes  / / No           / / Yes  / / No

7.  Do you, the Proposed Insured, have any health symptoms for which a physician has not been consulted or treatment received? For example, persistent fever,
    unexplained weight loss, loss of appetite, pain or swelling?                          / / Yes  / / No           / / Yes  / / No

8.  Other than previously stated, have you, the Proposed Insured, within the past five years:
    a. had a checkup, consultation, illness, surgery or been hospitalized?                / / Yes  / / No           / / Yes  / / No
    b. had an electrocardiogram, stress or exercise test, x-ray, blood test or
       other diagnostic test?                                                             / / Yes  / / No           / / Yes  / / No
    c. been advised to have, or scheduled, any diagnostic test, hospitalization
       or surgery which was not completed?                                                / / Yes  / / No           / / Yes  / / No

PROPOSED INSURED  - DETAILS TO AFFIRMATIVE ANSWERS TO QUESTIONS 3-8c
------------------------------------------------------------------------------------------------------------------------------------
QUESTION       DATE            DURATION                   DIAGNOSIS                        NAME AND ADDRESSES OF ATTENDING
NUMBER                                                                                     PHYSICIANS AND MEDICAL FACILITIES
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

2ND PROPOSED INSURED  - DETAILS TO AFFIRMATIVE ANSWERS TO QUESTIONS 3-8c

------------------------------------------------------------------------------------------------------------------------------------
QUESTION       DATE            DURATION                   DIAGNOSIS                        NAME AND ADDRESSES OF ATTENDING
NUMBER                                                                                     PHYSICIANS AND MEDICAL FACILITIES
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
O.  PLAN USE/SUITABILITY
---------------------------------------------------------------------------------------------------------------------------------

This policy is intended to be used primarily for (check one):

/ / Income Replacement      / / Supplemental Retirement Income         / / Estate Plan      / / Charitable Gift

/ / Split Dollar            / / Deferred Compensation Plan             / / Key Person       / / Bonus Plan

/ / Business Continuity     / / Other________________________

1.   Total household income $___________________________  Total household net worth $___________________________

2.   Has it been explained that the values and benefits provided by this policy are based on the investment experience of
     a separate account and may increase or decrease depending upon the investment experience?                  / / Yes     / / No

3.   Has it been acknowledged that the policy, as applied for, is in accord with the insurance and financial objectives
     which have been expressed?                                                                                 / / Yes     / / No

---------------------------------------------------------------------------------------------------------------------------------
P.  SIGNATURE SECTION
---------------------------------------------------------------------------------------------------------------------------------

DECLARATIONS:

I/We understand and agree that:

1. The information provided in this Application (Part I, Part II Medical, if required) is the basis for and becomes part of the insurance issued as a result of this Application.

2. No registered representative or medical examiner has the authority to make or modify a Sun Life (U.S.) policy, to decide whether anyone proposed for an insurance policy is an acceptable risk or to waive any of Sun Life (U.S.)'s rights or requirements.

3. In accepting a policy, I/we also accept any corrections and amendments made by Sun Life (U.S.). No change in plan, amount, benefits, age at issue or classification can be made without my/our written consent; however, Sun Life (U.S.) may change any non-guaranteed elements of the policy at its sole discretion.

4. Except as provided in a Temporary Life Insurance Agreement having the same date as the Application, no insurance requested in this Application will be effective (a) until a policy is issued during the lifetime of the Insured(s) and (b) until Sun Life (U.S.) has received the initial premium due on the policy requested, and (c) the statements made in this Application are still complete and true as of the date the policy is delivered.

5. Sales illustrations are used to assist in understanding how the policy could perform over time under a number of assumptions. I/We acknowledge that rates of return assumed in sales illustrations are hypothetical only and are not estimates or guarantees. The actual performance of any such policy, including account values, cash surrender values, death benefit and duration of coverage, will be different from what may be illustrated because the hypothetical assumptions used in an illustration may not be indicative of actual future performance. I/We also understand that any sales illustration used is not a contract and will not become part of any policy issued by Sun Life (U.S.).

6. In connection herewith, it is expressly acknowledged that the policy, as applied for, is suitable for the insurance needs and financial objectives of the undersigned.

I/We declare that the statements and answers in this Application are complete and true to the best of my/our knowledge and believe they are correctly recorded. I/We understand that any person who knowingly and with intent to defraud any insurance company or other person files an Application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------
P.  SIGNATURE SECTION (CONTINUED)
--------------------------------------------------------------------------------

I/We also hereby understand and agree that values and benefits provided by the life insurance policy applied for are based on the investment experience of a separate account and are not guaranteed, such that:

- THE DEATH BENEFIT AMOUNT MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE VARIOUS SUB-ACCOUNTS.

- THE DURATION OF COVERAGE MAY ALSO INCREASE OR DECREASE, DUE TO THE INVESTMENT EXPERIENCE OF THESE VARIABLE SUB-ACCOUNTS.

- THE ACCOUNT VALUE AND CASH SURRENDER VALUE MAY INCREASE OR DECREASE TO REFLECT THE INVESMENT EXPERIENCE OF THESE VARIABLE SUB-ACCOUNTS.

- WITH RESPECT TO THE VARIABLE SUB-ACCOUNTS, THERE IS NO GURARANTEED MINIMUM POLICY VALUE NOR ARE ANY POLICY VALUES GUARANTEED AS TO DOLLAR AMOUNT.

I/We also acknowledge receipt of a current prospectus from Sun Life (U.S.) for the life insurance product applied for as indicated in Section E of this Application.


AUTHORIZATION

Sun Life (U.S.), its reinsurers, insurance support organizations, and authorized representatives of these companies may need to collect information on a Proposed Insured in regards to this proposed life insurance coverage. The purpose of this authorization is to allow the companies to collect information for the express purpose of determining eligibility for life insurance.

Often Sun Life (U.S.) is assisted in the retrieval of a prospective client's confidential medical records. Your medical records may be obtained through a third party vendor specializing in the retrieval of medical records, by an independent general agent who has a relationship with Sun Life (U.S.) and who is working with your sales representative to obtain your life insurance coverage, and by Sun Life (U.S.) directly from your health care provider. Sun Life (U.S.) recognizes each of these organizations as professionals who understand and will maintain the privacy and confidentiality of the material they are handling. Sun Life (U.S.) considers each of these organizations authorized representatives of Sun Life (U.S.) for the purposes of obtaining these medical records.

_________ Proposed Insured ________2nd Proposed Insured By initialing here I/We, the Proposed Insured(s), acknowledge and confirm receipt of the Pre-Notification Disclosure form detailing the underwriting process, prenotifications relating to investigative consumer reports, the Medical Information Bureau (MIB, Inc.), and disclosure of my/our blood and/or bodily fluid testing.

_________Proposed Insured _________2nd Proposed Insured By initialing here I/We, the Proposed Insured(s), authorize Sun Life (U.S.) to release the entire underwriting file to a another insurer's underwriting department if coverage is declined or offered on terms other than as applied for. I/we, the Proposed Insured(s), authorize my/our broker to name the other insurer(s) and understand there may be a fee for Sun Life (U.S.) providing this information.

I/We, the Proposed Insured(s), authorize any physician, health care provider, hospital, or other medically related facility, specialized clinics dealing in alcohol or substance abuse, treatment of HIV or AIDS, mental illness; insurance company, the Medical Information Bureau, or other organization or person that may have any records or knowledge of me/us or my/our health to give such information to Sun Life Assurance Company of Canada (U.S.), its authorized representatives, or its reinsurers. The information collected may be disclosed to other insurance companies to which I/we have applied or may apply, reinsurance companies, the Medical Information Bureau, Inc., or other persons or organizations performing business, professional or insurance functions for Sun Life Assurance Company of Canada (U.S.), or as otherwise legally allowed. I acknowledge receipt of copies of the pre-notification relating to investigative consumer reports and the MIB, Inc. (Medical Information Bureau). This authorization is valid for twenty-six (26) months from its date. A photocopy of this authorization shall be as valid as the original.

Signed at                               on this           day of
         -----------------------------         -----------      ----------------
                  City/State                                       Month/Year

X                                       X
 -------------------------------------   ---------------------------------------
  Signature of Proposed Insured (not      Signature of 2nd Proposed Insured
  required if under age 15)               (not required if under age 15)

X
 -------------------------------------   ---------------------------------------
  Signature of Owner (if other than       Owner's Daytime Telephone Number
  Proposed Insured)

X
 -------------------------------------   ---------------------------------------
  Signature of Co-Owner                   Co-Owner's Daytime Telephone Number

X                                        X
 -------------------------------------   ---------------------------------------
  Signature of witness/Registered         Registered Representative State
  Representative                          Insurance License Number

--------------------------------------------------------------------------------
Q.  REQUEST FOR TAXPAYER IDENTIFICATION AND CERTIFICATION
--------------------------------------------------------------------------------

The INTERNAL REVENUE SERVICE does not require your consent to any provision of this document, other than the certification required to avoid backup withholding.

ITEM 1  OWNER'S TAXPAYER IDENTIFICATION NUMBER (TIN)
        Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). For sole proprietors, this is the owner's SSN. For other entities, it is your employer identification number
        (EIN).

Social Security Number           -          -
                       ---------- ---------- ------------

OR

Employer Identification Number         -        -
                               -------- -------- --------

ITEM 2  FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

-------------------------------------------------------------

Requestor's Name (OPTIONAL)
                           -----------------------------------------------------

Address
        ------------------------------------------------------------------------

City                                   State                    Zip
     ---------------------------------       ------------------     ------------

CERTIFICATION-UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or, I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions - You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup witholding because of underreporting interest or dividends on your tax returns. For real estate transactions, Item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. If you are an individual, you should use the name shown on your social security card unless you have changed your name, in which case you should enter the full name on the card plus your new last name. If you are a sole proprietor, you must enter your individual name as shown on your social security card. You may also enter your business name as it was used when you applied for your EIN.



-------------------------------------------------  -----------------------------
Owner/Taxpayer Signature                           Date

--------------------------------------------------------------------------------
R.  FOR REGISTERED REPRESENTATIVE USE ONLY
--------------------------------------------------------------------------------

                                                                                             PROPOSED          2ND PROPOSED
                                                                                             INSURED           INSURED

1.  If the Application was taken on a non-medical basis, were answers from the
    Proposed Insured(s) obtained personally and in your presence?                            / / Yes  / / No   / / Yes  / / No
2.  Does the Proposed Insured(s) appear to be in good health?                                / / Yes  / / No   / / Yes  / / No
3.  Are you aware of anything about the Proposed Insured(s) lifestyle, habits or driving record that would have an adverse affect on insurability?
    IF YES, PROVIDE DETAILS.                                                                 / / Yes  / / No   / / Yes  / / No

    -----------------------------------------------------------------------------------------------------------------------------

4.  Previous address of Insured(s) if moved within the last two years:

    -----------------------------------------------------------------------------------------------------------------------------

5.  Will any existing life insurance or annuity with this or any other company be replaced, changed or used as source of premium payment for the insurance
    applied for?  IF YES, PROVIDE DETAILS AND NECESSARY FORMS.                                                   / / Yes  / / No

    ----------------------------------------------------------------------------------------------------

6.  Based on your reasonable inquiry about the Owner's financial situation, insurance objectives and needs, do you believe that the policy as applied for is suitable for the insurance needs and anticipated financial
    objectives of the Owner?                                                                                     / / Yes  / / No

7.  Proposed Insured's Marital Status        / / Single    / / Married    / / Divorced    / / Separated    / / Other  ______________

8.  Proposed Insured's Annual Household Income:
    / / $50,000 or less         / / $75,001-$100,000        / / $150,001-$200,000
    / / $50,000-$75,000         / / $100,001-$150,000       / / $200,001 or more

9.  2nd Proposed Insured's Marital Status    / / Single    / / Married    / / Divorced    / / Separated    / / Other  ______________

10. 2nd Proposed Insured's Annual Household Income:
    / / $50,000 or less         / / $75,001-$100,000        / / $150,001-$200,000
    / / $50,000-$75,000         / / $100,001-$150,000       / / $200,001 or more

11. Source of prospect:
    / / Existing Client   / / Referral   / / Cold Call   / / Orphan   / / Orphan Referral   / / Direct Mail   / / Client's request

12. Registered Representatives who will share commission:

    Registered Representative                 State Insurance License Number        Share %       Servicing Rep? (Select One)

                                                                                                    / / Yes  / / No
    ---------------------------------------  ------------------------------------  -------------
                                                                                                    / / Yes  / / No
    ---------------------------------------  ------------------------------------  -------------

13.  Registered Representative's Broker-Dealer Name
                                                    ---------------------------------------------------------------

     Address
             ------------------------------------------------------------------------------------------------------

     City                                                     State                    Zip
          ---------------------------------------------------       ------------------     ------------------------

     Phone                                                Fax
           ---------------------------------------------      -----------------------------------------------------

     Broker/Dealer Account
                           ---------------------------

14. General Agent                               General Agent's Broker Dealer (if different):
                  -----------------------------                                              ----------------------

CERTIFICATION:

I, __________________________________________________________________ certify:
                  Print Registered Representative's Name

1. (a) that the questions contained in this Application were asked of the Proposed Insured(s) and Owner and correctly recorded; (b) that this Application, report and any accompanying information are complete and true to the best of my knowledge and belief; (c) that I have given the Proposed Insured(s) the Medical Information Bureau, Inc. (MIB, Inc.) and Consumer Report Notices; and (d) that the provisions of the Temporary Life Insurance Agreement, including limitations and exclusions, have been explained to the Owner.

2. (a) that I have reviewed with the Owner all the policy features and have given a current prospectus for the plan of insurance indicated in section E of this Application, and (b) that information regarding the policy applied for and the Owner's financial situation, insurance objectives and needs has been submitted to my Broker/Dealer for suitability review.

3. that evidence as to the identities of the Proposed Insured(s) and the Owner and source of funds has been obtained and recorded under procedures maintained by the institution from which payments will be made.

----------------  --------------------------------  ----------------------------
Date              State Insurance License No.       Signature of Registered
                                                    Representative

[GRAPHIC]  FUTURITY VARIABLE UNIVERSAL LIFE
           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
           P.O. BOX 81312
           1 SUN LIFE EXECUTIVE PARK
           WELLESLEY HILLS, MA 02481         1-800-700-6554


                        PRE-AUTHORIZED CHECKING PLAN FORM

--------------------------------------------------------------------------------
ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Applicant's Name
                ----------------------------------------------------------------

Name on Bank Account                            Name of Bank
                    ---------------------------             --------------------

Bank Address
             -------------------------------------------------------------------

City                                  State               Zip
     --------------------------------       -------------     ------------------

Bank Telephone Number
                      ---------------------------------

Select the day of the month the premium should be drafted from your account:

      / / 1st           / / 10th          / / 20th

Attach a voided check to this form. Please note that this form can only be used for the Application to which it is attached.

--------------------------------------------------------------------------------
AUTHORIZATION
--------------------------------------------------------------------------------

I/we authorize (a) Sun Life (U.S.) to initiate debit entries, electronically, by paper means or by any other commercially accepted method, to my (our) checking account designated above, and (b) my (our) bank designated above (BANK) to debit my (our) account for such amount. This authorization is to remain in effect until Sun Life (U.S.) and the BANK have each received written notification from me (or either of us) of its termination in such time and manner as to afford Sun Life (U.S.) and the BANK a reasonable opportunity to act on it. I/we agree that Sun Life (U.S.) shall be fully protected in initiating such a debit entry, and that the BANK shall be fully protected from any liability in the event such a debit entry is dishonored for any reason. Sun Life (U.S.) is instructed to forward this authorization to the BANK.

---------------------------------------  ---------------------------------------
Payor's Signature                         Date

---------------------------------------  ---------------------------------------
Joint Payor's Signature                   Date

---------------------------------------  ---------------------------------------
FOR SUN LIFE (U.S.) USE ONLY
---------------------------------------  ---------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  ROUTING/TRANSIT NUMBER

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
  ACCOUNT NUMBER

                      TEMPORARY LIFE INSURANCE APPLICATION

---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY LIFE INSURANCE APPLICATION
---------------------------------------------------------------------------------------------------------------------------------

                                                                                    PROPOSED INSURED        2ND PROPOSED INSURED

  1.  Within the last three years, have you, the Proposed Insured, consulted a physician or received treatment for cancer, stroke, pneumonia, heart
      attack or any disease of the heart?                                            / / Yes  / / No         / / Yes / / No

  2.  Have you, the Proposed Insured, within the last 60 days had or been
      advised to have any diagnostic test, treatment or surgery not yet performed?   / / Yes  / / No         / / Yes / / No

  3.  Do you, the Proposed Insured, have health symptoms or complaints for which a physician has not yet been consulted or treatment received? For example, persistent fever, unexplained weight loss, loss of appetite,
      pain or swelling, etc.?                                                       / / Yes  / / No         / / Yes / / No


     IF ANY OF THE PREVIOUS QUESTIONS HAS A "YES" ANSWER, NO PAYMENT WILL BE ACCEPTED. IN ADDITION,
DO NOT DETACH RECEIPT.

I/we have read and understand the conditions of the Temporary Life Insurance Agreement and agree that the above statements are complete and true to the best of my/our knowledge and believe that they are correctly recorded.


-------------------------------------------------------   -------------------------------------------------------
Signature of Proposed Insured                   Date      Signature of 2nd Proposed Insured               Date

-------------------------------------------------------   -------------------------------------------------------
Signature of  Owner                                       Date

--------------------------------------------------------------------------------
TEMPORARY LIFE INSURANCE AGREEMENT AND RECEIPT
--------------------------------------------------------------------------------

Sun Life (U.S) will provide Temporary Life Insurance coverage on the person(s) proposed for insurance, who have signed the Temporary Life Insurance Application, made an advance payment and completed Part 1 of the Application for the policy, subject to the following:
PERSON COVERED--Coverage will be provided on (a) the Proposed Insured, or (b) the surviving Insured on a plan which insures two lives and provides a benefit on the death of the surviving Insured.
START OF COVERAGE--Coverage begins the date you sign the Temporary Life Insurance Application.
LIMITATIONS OF COVERAGE--No coverage will be provided if: (a) any questions material to our assessment of the risk on the Temporary Life Insurance Application is not answered completely and truthfully; (b) any question on the Temporary Life Insurance Application is answered "Yes"; or (c) a Proposed Insured, whether sane or insane, commits suicide.
AMOUNT AND LIMITATIONS ON AMOUNT--Amount of coverage will be the amount you request in Part 1 of the Application associated with this Temporary Life Insurance Application subject to limitations. Coverage on any person under this and all other Sun Life (U.S.) Temporary Life Insurance Agreements will be limited to the total coverage provided by such agreements or to $2,000,000 on a single life application or $4,000,000 on a joint and last survivor application, including Accidental Death Benefit, whichever is less. If more than one Application is pending on any person proposed for insurance herein and the total amount of insurance applied for exceeds $2,000,000 on a single life application or $4,000,000 on a joint and last survivor application then the coverage under this Temporary Life Insurance Agreement will be reduced to that proportion of $2,000,000 on a single life application or $4,000,000 on a joint and last survivor application which the amount applied for under Part 1 of the Application associated with this Temporary Life Insurance Application bears to the total amount applied for under all such Applications for temporary life insurance coverage.
TERMINATION OF COVERAGE--Coverage will terminate: (a) on written notice from Sun Life (U.S.), or (b) on the date a policy is issued and Sun Life (U.S.) has received the balance of any premiums owed, or (c) on the refund of any advance payment made with the Application associated with this Temporary Life Insurance Application; or (d) on the date of your request; or (e) on the ninetieth (90th) day following the date of the Temporary Life Insurance Application.
PAYMENT OF BENEFITS--No benefit will be paid on first death on a plan which insures two lives while covered by this Temporary Life Insurance Agreement. If Proposed Insureds' deaths occur simultaneously or within 30 days of each other, the benefit will be paid to the beneficiary named in the Application associated with this Temporary Life Insurance Application.
AMOUNT PAID--The amount paid, as listed below, will be held by Sun Life (U.S.) while this Temporary Life Insurance coverage is provided; but this amount is not allocated to any Sub-Account and/or Fixed Account until such date as a policy is issued and Sun Life (U.S.) receives the balance of any premiums owed. Prior to such date, Sun Life (U.S.) may deduct Cost of Insurance charges for the period of this Temporary Life Insurance coverage.

Sun Life (U.S) acknowledges receipt of $__________________________ paid in connection with application for life insurance on the life of ________________________________________ dated this _______________ day of ________________________
          Month/year

----------------------------------------  --------------------------------------
Name of Owner                             Signature of Owner
----------------------------------------  --------------------------------------
Name of Registered Representative         Signature of Registered Representative

SUN LIFE (U.S.) COPY              Premium checks must be made payable to Sun
                                  Life Assurance Company of Canada (U.S.)

                      TEMPORARY LIFE INSURANCE APPLICATION

---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY LIFE INSURANCE APPLICATION
---------------------------------------------------------------------------------------------------------------------------------

                                                                                  PROPOSED INSURED        2ND PROPOSED INSURED
4.  Within the last three years, have you, the Proposed Insured, consulted a physician or received treatment for cancer, stroke, pneumonia, heart
    attack or any disease of the heart?                                           / / Yes  / / No         / / Yes / / No

5.  Have you, the Proposed Insured, within the last 60 days had or been advised to have any diagnostic test, treatment or surgery not yet
    performed?                                                                    / / Yes  / / No         / / Yes / / No

6.  Do you, the Proposed Insured, have health symptoms or complaints for which a physician has not yet been consulted or treatment received? For example, persistent fever, unexplained weight loss, loss of appetite,
    pain or swelling, etc.?                                                       / / Yes  / / No         / / Yes / / No

     IF ANY OF THE PREVIOUS QUESTIONS HAS A "YES" ANSWER, NO PAYMENT WILL BE ACCEPTED. IN ADDITION,
DO NOT DETACH RECEIPT.

I/we have read and understand the conditions of the Temporary Life Insurance Agreement and agree that the above statements are complete and true to the best of my/our knowledge and believe that they are correctly recorded.


-------------------------------------------------------   -------------------------------------------------------
Signature of Proposed Insured                   Date      Signature of 2nd Proposed Insured               Date

-------------------------------------------------------   -------------------------------------------------------
Signature of  Owner                                       Date

--------------------------------------------------------------------------------
TEMPORARY LIFE INSURANCE AGREEMENT AND RECEIPT
--------------------------------------------------------------------------------

Sun Life (U.S) will provide Temporary Life Insurance coverage on the person(s) proposed for insurance, who have signed the Temporary Life Insurance Application, made an advance payment and completed Part 1 of the Application for the policy, subject to the following:
PERSON COVERED--Coverage will be provided on (a) the Proposed Insured, or (b) the surviving Insured on a plan which insures two lives and provides a benefit on the death of the surviving Insured.
START OF COVERAGE--Coverage begins the date you sign the Temporary Life Insurance Application.
LIMITATIONS OF COVERAGE--No coverage will be provided if: (a) any questions material to our assessment of the risk on the Temporary Life Insurance Application is not answered completely and truthfully; (b) any question on the Temporary Life Insurance Application is answered "Yes"; or (c) a Proposed Insured, whether sane or insane, commits suicide.
AMOUNT AND LIMITATIONS ON AMOUNT--Amount of coverage will be the amount you request in Part 1 of the Application associated with this Temporary Life Insurance Application subject to limitations. Coverage on any person under this and all other Sun Life (U.S.) Temporary Life Insurance Agreements will be limited to the total coverage provided by such agreements or to $2,000,000 on a single life application or $4,000,000 on a joint and last survivor application, including Accidental Death Benefit, whichever is less. If more than one Application is pending on any person proposed for insurance herein and the total amount of insurance applied for exceeds $2,000,000 on a single life application or $4,000,000 on a joint and last survivor application then the coverage under this Temporary Life Insurance Agreement will be reduced to that proportion of $2,000,000 on a single life application or $4,000,000 on a joint and last survivor application which the amount applied for under Part 1 of the Application associated with this Temporary Life Insurance Application bears to the total amount applied for under all such Applications for temporary life insurance coverage.
TERMINATION OF COVERAGE--Coverage will terminate: (a) on written notice from Sun Life (U.S.), or (b) on the date a policy is issued and Sun Life (U.S.) has received the balance of any premiums owed, or (c) on the refund of any advance payment made with the Application associated with this Temporary Life Insurance Application; or (d) on the date of your request; or (e) on the ninetieth (90th) day following the date of the Temporary Life Insurance Application.
PAYMENT OF BENEFITS--No benefit will be paid on first death on a plan which insures two lives while covered by this Temporary Life Insurance Agreement. If Proposed Insureds' deaths occur simultaneously or within 30 days of each other, the benefit will be paid to the beneficiary named in the Application associated with this Temporary Life Insurance Application.
AMOUNT PAID--The amount paid, as listed below, will be held by Sun Life (U.S.) while this Temporary Life Insurance coverage is provided; but this amount is not allocated to any Sub-Account and/or Fixed Account until such date as a policy is issued and Sun Life (U.S.) receives the balance of any premiums owed. Prior to such date, Sun Life (U.S.) may deduct Cost of Insurance charges for the period of this Temporary Life Insurance coverage.

Sun Life (U.S) acknowledges receipt of $__________________________paid in connection with for life insurance on the life of _____________________________ dated this_______________ day of ________________________
                                       Month/year

----------------------------------------  --------------------------------------
Name of Owner                             Signature of Owner
----------------------------------------  --------------------------------------
Name of Registered Representative         Signature of Registered Representative


CLIENT COPY                       Premium checks must be made payable to Sun
                                  Life Assurance Company of Canada (U.S.)

              INVESTMENT DESIGNATION AND OPTIONAL PROGRAM SELECTION


INVESTMENT DESIGNATION

This form should be used to establish a model for allocation of future premium payments and loan repayments. You may elect to design your own allocation model (Section A.) or you may choose to have your payments allocated using one of the professionally managed Asset Allocation Programs (Section B.) Your request will become effective upon expiration of the Right of Return period applicable to your contract, and the election will remain in effect until we receive authorized instructions to change this election. Elect your allocation model (Section A. or Section B.) and sign on the appropriate signature lines.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
A.  Premium Payment Allocation Model

Instructions: Complete this section if you would like to design your own payment allocation model. Please be sure to use whole percentages of no less than 5% and check that the percentages add up to 100%.

---------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS                                                     ___ % MFS/Sun Life High Yield Series
                                                                 ___ % MFS/Sun Life Massachusetts Investors Growth Stock Series
AIM VARIABLE INSURANCE FUNDS, INC.                               ___ % MFS/Sun Life Massachusetts Investors Trust Series
___ % AIM V.I. Capital Appreciation Fund                         ___ % MFS/Sun Life New Discovery Series
___ % AIM V.I. Growth Fund                                       ___ % MFS/Sun Life Total Return Series
___ % AIM V.I. Growth and Income Fund                            ___ % MFS/Sun Life Utilities Series
___ % AIM V.I. International Equity Fund
                                                                 OCC ACCUMULATION TRUST
THE ALGER AMERICAN FUND                                          ___ % OCC Accumulation Trust Equity Portfolio
___ % Alger American Growth Portfolio                            ___ % OCC Accumulation Trust Managed Portfolio
___ % Alger American Income and Growth Portfolio                 ___ % OCC Accumulation Trust Mid Cap Portfolio
___ % Alger American Small Capitalization Portfolio              ___ % OCC Accumulation Trust Small Cap Portfolio

GOLDMAN SACHS VARIABLE INSURANCE TRUST                           SUN CAPITAL ADVISERS, INC.
___ % Goldman Sachs V.I.T. CORE Large Cap Growth Fund            ___ % Sun Capital Money Market Fund
___ % Goldman Sachs V.I.T. CORE Small Cap Equity Fund            ___ % Sun Capital Investment Grade Bond Fund
___ % Goldman Sachs V.I.T. CORE U.S. Equity Fund                 ___ % Sun Capital Real Estate Fund
___ % Goldman Sachs V.I.T. Growth and Income Fund
___ % Goldman Sachs V.I.T. International Equity Fund             SUN CAPITAL ADVISERS, INC. (WELLINGTON MANAGEMENT SUBADVISED
                                                                 FUNDS)
MFS/SUN LIFE SERIES TRUST                                        ___ % Sun Capital Blue Chip Mid Cap Fund
___ % MFS/Sun Life Capital Appreciation Series                   ___ % Sun Capital Investors Foundation Fund
___ % MFS/Sun Life Emerging Growth Series                        ___ % Sun Capital Select Equity Fund
___ % MFS/Sun Life Government Securities Series
                                                                 SUN LIFE OF CANADA (U.S.) FIXED ACCOUNT GUARANTEE OPTION
                                                                 ___ % Fixed Account

---------------------------------------------------------------------------------------------------------------------------------

Please establish the payment model I have indicated above. I understand that all payments made to my policy will be applied using this Premium Payment Allocation
Model unless I, or another authorized party, provide clear instruction (as determined by the Home Office) to apply a payment/all future payments differently.

Owner/Authorized Signature:                                                     Date:
                            ---------------------------------------------------       -----------------------
Owner/Authorized Signature:                                                     Date:
                            ---------------------------------------------------       -----------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

B.  Asset Allocation Program Election

    Complete this section if you would like to participate in one of the three professionally managed programs available to you.

    1. Select ONLY ONE of the following programs:
                                         / / Conservative Asset Allocation Model
                                         / / Moderate Asset Allocation Model
                                         / / Aggressive Asset Allocation Model

NOTE:  DO NOT complete Section A, Premium Payment Allocation Model.

Please make the changes indicated above to my policy. I understand that participation in this program involves periodic exchanges of my account value to ensure they reflect the model I have chosen, and that the Asset Allocation Committee, upon review each quarter, may make changes to the model I have elected. I further understand that if I make a request either to (1) allocate a payment using different allocations, or (2) transfer funds among the sub-accounts in a way that is not consistent with my Asset Allocation Program, that my participation in this program will be terminated.

Owner Signature:                                          Date:
                 ----------------------------------------       ----------------
Owner Signature:                                          Date:
                 ----------------------------------------       ----------------